EXHIBIT 10.(h)
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                                                                  EXECUTION COPY
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                             NOTE PURCHASE AGREEMENT
         THIS AGREEMENT, dated as of May 26, 1999, made by Suburban Propane, L.P., a limited partnership organized under the laws of the State of Delaware (the "Purchaser"), in favor of Mellon Bank, N. A., a national banking association (the "Lender").
                                    RECITALS:
          A. Suburban Energy Services Group LLC, a limited liability company organized under the laws of the State of Delaware (the "Borrower"), has entered into a Term Loan Agreement, dated as of May 26, 1999 (as amended from time to
time,  the  "Loan Agreement")  with  the  Lender.   The  Purchaser  will  derive
substantial direct and indirect benefit from the transactions contemplated by the Loan Agreement.
          B. It is a condition precedent to the extension of credit under the Loan Agreement that the Purchaser execute and deliver this Agreement. This Agreement is made by the Purchaser among other things to induce the Lender to enter into the Loan Documents (as defined below) and to induce the Lender to extend credit under the Loan Agreement.
          C. The Purchaser acknowledges that the Lender has relied and will rely on this Agreement in entering into the Loan Documents and extending credit under
the   Loan   Agreement.   The   Purchaser  further  acknowledges  that  it  has,
independently and without reliance upon the Lender or any representation by or other information from the Lender, made its own credit analysis and decision to enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises, and intending to be legally bound, the Purchaser hereby agrees as follows:
                                    Article I
                                   Definitions

         1.1.     DEFINITIONS.
                  (a) CERTAIN DEFINITIONS. Capitalized terms not otherwise defined herein shall have the meanings given in the Loan Agreement. In addition to the other terms defined elsewhere in this Agreement, as used herein the following terms shall have the following meanings:
                  "Borrower Obligations" shall mean any and all of the obligations of the Borrower under the Loan Agreement, the Note or the other Loan Documents to which the Borrower is a party or by which it is bound.
                  "Loan Documents" shall mean the Loan Agreement, this Agreement, and all agreements and instruments from time to time delivered under or in connection with any of the foregoing, in each case as the same may be amended from time to time.
                  "Note" shall mean the promissory note of the Borrower, dated May 26, 1999 issued under the Loan Agreement and any replacement therefor.
                  "Purchase Date" shall mean such date, not less than 5 business days after the date on which an Event of Default arising under Sections 7.01(a), (h) or (i) of the Loan Agreement as in effect on the date hereof has occurred, as shall be specified in written notice from the Lender to the Purchaser as the "Purchase Date" hereunder.
                  "Purchaser Credit Agreement" shall mean the Second Amended and Restated Credit Agreement, dated as of May 26, 1999, among the Purchaser, First Union National Bank, as Administrative Agent, and the lenders party thereto, as the same may be amended, restated, renewed or supplemented, from time to time and any credit agreement or loan agreement that refinances, replaces or is substituted for the Purchase Credit Agreement or any refinancing, replacement or substitute credit or loan agreement.
                                   Article II
                                  Note Purchase
         2.1. NOTE PURCHASE. The Purchaser hereby absolutely, unconditionally and irrevocably agrees to purchase from the Lender, on the Purchase Date, the Note for a purchase price equal to the then outstanding unpaid principal amount of and accrued interest on the Note, together with all other amounts then due and payable by the Borrower to the Lender under the Loan Agreement. Such payment shall be made against delivery by the Lender to the Purchaser of an Assignment of Note in substantially the form of Exhibit A to this Agreement. The sale of the Note by the Lender shall be without representation, warranty or recourse of any kind to the Lender, other than the representation that the Lender is transferring the Note free and clear of any lien, charge or other encumbrance created by the Lender. The obligation of the Purchaser hereunder is in no way conditioned upon any attempt to collect from or proceed against the Borrower or any other Person or any other event or circumstance. The obligations of the Purchaser under this Agreement are direct and primary obligations of the Purchaser and are independent of the Borrower Obligations, and a separate action or actions may be brought against the Purchaser regardless of whether action is brought against the Borrower or any other Person or whether the Borrower or any other Person is joined in any such action or actions.
         2.2. OBLIGATIONS ABSOLUTE. The Purchaser agrees that, to the fullest extent permitted by law, its obligation to purchase the Note and pay the purchase price therefor will be performed and paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the Borrower Obligations, any of the terms of the Loan Documents or the rights of the Lender or any other Person with respect thereto. To the fullest extent permitted by law, the obligations of the Purchaser under this Agreement shall be absolute, unconditional and irrevocable, irrespective of any of the following:
                  (a) any   lack   of    legality,    validity,  enforceability,
allowability (in a bankruptcy, insolvency, reorganization, dissolution or similar proceeding, or otherwise), or any avoidance or subordination, in whole or in part, of any Loan Document or any of the Borrower Obligations;
                  (b) any change in the amount, nature, time, place or manner of payment or performance of, or in any other term of, any of the Borrower Obligations (whether or not such change is contemplated by the Loan Documents as presently constituted, and specifically including any increase in the Borrower Obligations, whether resulting from the extension of additional credit to the Borrower or otherwise), any execution of any additional Loan Documents, or any amendment or waiver of or any consent to departure from any Loan Document;
                  (c) any taking, impairment or nonperfection of any collateral, or any taking, release, impairment or amendment or waiver of or consent to departure from any guaranty or other direct or indirect security for any of the Borrower Obligations;
                  (d) any manner of application of collateral or other direct or indirect security for any of the Borrower Obligations, or proceeds thereof, to any of the Borrower Obligations or to other obligations secured thereby, or any manner of sale or other disposition of any collateral for any of the Borrower Obligations or any other assets of the Borrower;

                  (e) any  impairment  by the Lender  or any other Person of any recourse of the Purchaser against the Borrower or any other Person, or any other impairment by the Lender or any other Person of any suretyship status of the Purchaser;
                  (f) any bankruptcy, insolvency, reorganization, dissolution or similar proceedings with respect to, or any change, restructuring or termination of the corporate or other organizational structure or existence of, the Borrower, the Purchaser or any other Person;
                  (g) any failure of the  Lender or any other Person to disclose to the Purchaser any information pertaining to the business, operations, condition (financial or other) or prospects of the Borrower or any other Person, or to give any other notice, disclosure or demand; or any other event or circumstance (including any defense of failure of consideration, breach of representation or warranty, statute of frauds, bankruptcy, lack of capacity, statute of limitations, release, accord and satisfaction or usury, and excluding only the defense of full, strict and indefeasible payment and performance) that might otherwise constitute a defense available to, a discharge of, or a limitation on the obligations of, the Borrower, the Purchaser or a guarantor or surety.
         2.3. WAIVERS, ETC. To the fullest extent permitted by law, the Purchaser hereby irrevocably waives any defense to or limitation on its obligations under this Agreement arising out of or based upon any matter referred to in Section 2.2 and, without limiting the generality of the foregoing, any requirement of promptness, diligence or notice of acceptance, any other notice, disclosure or demand with respect to any of the Borrower Obligations and this Agreement, any requirement of acceptance hereof, reliance hereon or knowledge hereof by the Lender, and any requirement that the Lender protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral or other direct or indirect security for any of the Borrower Obligations.
         2.4. REINSTATEMENT. This Agreement shall continue to be effective, or be automatically reinstated, as the case may be, if at any time payment of any of the Borrower Obligations is avoided, rescinded or must otherwise be returned by the Lender for any reason, all as though such payment had not been made.
         2.5. PAYMENTS. All payments to be made by the Purchaser pursuant to this Agreement shall be made in funds immediately available at the Lender's office at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, without setoff, counterclaim, withholding or other deduction of any nature. All payments made by the Purchaser pursuant to this Agreement may be applied to the Borrower Obligations and all other amounts payable under this Agreement in such order as the Lender may elect
         2.6. CONTINUING AGREEMENT. This Agreement shall continue in full force and effect until all Borrower Obligations and all other amounts payable under this Agreement have been paid in cash, and all commitments to extend credit under the Loan Documents have terminated, subject in any event to reinstatement in accordance with Section 2.4. Without limiting the generality of the foregoing, the Purchaser hereby irrevocably waives any right to terminate or revoke this Agreement.
         2.7. RELEASE OF COLLATERAL. The Lender agrees with the Purchaser that it will not release or exchange any collateral securing the Note except in connection with the exercise of its remedies under the Pledge Agreement.

                                   Article III
                         Representations and Warranties
         The Purchaser hereby represents and warrants to the Lender as follows:

         3.1 PARTNERSHIP STATUS. The Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. The Purchaser has the power to own its property and to transact the business in which it is engaged or proposes to engage. The Purchaser is duly qualified to do business as a foreign partnership and is in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities or both makes such qualification necessary or advisable.
         3.2. POWER AND AUTHORIZATION. The Purchaser has the power to execute, deliver and perform its obligations under this Agreement and each other Loan Document to which it is a party, and the Purchaser has taken all necessary partnership action to authorize such execution, delivery and performance.
         3.3. EXECUTION AND BINDING EFFECT. This Agreement and each other Loan Document to which the Purchaser is a party have been duly executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms.
         3.4. GOVERNMENTAL APPROVALS AND FILINGS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is or will be necessary or advisable in connection with execution, delivery or performance by the Purchaser of this Agreement or any other Loan Document to which it is a party, or to ensure the legality, validity, binding effect, enforceability or admissibility in evidence thereof.
         3.5. ABSENCE OF CONFLICTS. The execution, delivery and performance by the Purchaser of this Agreement and the other Loan Documents does not and will not
                  (a) violate or conflict with any law, regulation or ordinance or any order of any court or other governmental authority or regulatory body, or
                  (b) violate, conflict with or constitute a default under, OR result in (or give rise to any right of any Person to cause) any termination, cancellation, prepayment or acceleration of performance of, OR result in the creation or imposition of (or give rise to any obligation to create or impose) any lien, security interest, option or other charge or encumbrance upon any of the property of the Purchaser pursuant to, OR otherwise result in (or give rise to any right, contingent or otherwise, of any Person to cause) any change in any right, power, privilege, duty or obligation of the Purchaser under or in connection with,
                       (i) the certificate of limited partnership or partnership agreement (or other constituent documents) of the Purchaser, or
                       (ii) any agreement or instrument binding on or  affecting
                  the Purchaser or any of its properties (now owned or hereafter acquired).
         3.6. PROCEEDINGS. The ultimate determination of all proceedings pending or, to the best of its knowledge, threatened against the Purchaser or any of its affiliates at law or in equity or before any governmental instrumentality or in any arbitration will not, in the aggregate, materially impair its ability to perform its obligations under this Agreement or any Loan Document to which the Purchaser is a party, and no such proceeding purports or is likely to affect the legality, validity or enforceability of this Agreement or any Loan Document to which the Purchaser is a party.
         3.7. INFORMATION. All information furnished by the Purchaser or on its behalf in connection with this Agreement is true, accurate and complete in all material respects.

                                   Article IV
                                    Covenants
         4.1. COVENANTS GENERALLY. Reference is hereby made to the provisions of Sections 8.1, 8.5, 8.6, 8.12, 10.5, 10.7, and 10.8 of the
Purchaser Credit Agreement (together with all related definitions and cross-references). To the extent such provisions impose upon the Purchaser (or a Subsidiary of the Purchaser) a duty to do or refrain from doing certain acts or things or to meet or refrain from meeting certain conditions, the Purchaser shall (or shall cause such Subsidiary of the Purchaser to, as the case may be) do or refrain from doing such acts or things, or meet or refrain from meeting such conditions, as the case may be. Any reference to the Administrative Agent or the Lender(s) therein shall be deemed to be a reference to the Lender for purposes hereof.
         4.2. MAINTENANCE OF BORROWING AVAILABILITY UNDER CREDIT AGREEMENT. The Purchaser shall at all times cause there to be available under the Purchaser Credit Agreement an aggregate amount of unborrowed commitments thereunder at least equal to the outstanding principal amount of and accrued interest on the Note.
         4.3. FURTHER ASSURANCES. The Purchaser will make, execute and deliver all such additional and further acts, things, deeds and instruments as the Lender may reasonably require to carry out the purposes of this Agreement and insure the Lender's rights hereunder.

                                    Article V
                       Limitations on Payment and Remedies
         5.1. PROHIBITION ON PAYMENT UPON PURCHASER LOAN DEFAULT. No direct or indirect payment (in cash, property, securities or by set-off or otherwise) shall be made of or on account of the obligations of the Purchaser under this Agreement and the Lender shall not accept (whether in cash, property or securities or by set-off or otherwise) from the Purchaser any payment of or on account of such obligations except at such time as no Default or Event of Default (each as defined in the Purchaser Credit Agreement, and herein a "Purchaser Credit Default") exists or would be caused by such payment.

         5.2.     LIMITATION ON REMEDIES.  At any time  that a Purchaser  Credit default exists, the Lender shall not take or cause to be taken any action against the Purchaser (including, without limitation, commencing any legal action against the Purchaser or filing or joining in the filing of any insolvency petition against the Purchaser) with respect to the Purchaser's failure to perform its obligations hereunder, whether permitted by the provisions of this Article V or otherwise, until (a) the expiration of the 180 day period commencing on the date a notice of intention to exercise remedies hereunder, following a failure by the Purchaser to timely pay the purchase price set forth in Section 2.1, shall have been given by the Lender to the Purchaser and to the Administrative Agent (as defined in the Purchaser Credit Agreement), or (b) such sooner time that (i) the holders of Purchaser Indebtedness (as defined below) exercise any acceleration remedies in respect of a Purchase Credit Default pursuant to the Purchaser Credit Agreement, (ii) an automatic acceleration occurs pursuant to the Purchase Credit Agreement, or (iii) the holders of the Purchaser Indebtedness, or any of them individually or through the Administrative Agent shall file or join in filing any insolvency petition against the Purchaser. Lender agrees that it will rescind any action that it has taken pursuant to (b) above if the action of the holders of the Purchaser Indebtedness enabling the Lender to take such action has been rescinded by such holders.

         5.3. PAYMENTS AND DISTRIBUTIONS RECEIVED. If the Lender shall have received any payment from, or distribution of assets of, the Purchaser in respect of any of the Purchaser's obligations hereunder in contravention of the terms of this Article V, then and in such event such payment or distribution shall be received and held in trust for, and shall be paid over or delivered to, the holders of the indebtedness arising under the Purchaser Credit Agreement (the "Purchaser Indebtedness"), or to the applicable agent on their behalf, for application to the Purchaser Indebtedness, to the extent necessary to pay all such Purchaser Indebtedness in full in the form received (except for the endorsement or assignment of the Lender where necessary).

         5.4. RELATIVE RIGHTS. This Article V defines the relative rights of the Lender and the holders of the Purchaser Indebtedness. Nothing in this
Article V shall impair, as between the Purchaser and the Lender, the obligations of the Purchaser, which are absolute and unconditional, to pay the purchase price set forth in Section 2.1 in accordance with the provisions hereof.

         5.5. COVENANTS OF THE LENDER. The Lender shall not take any security or collateral to secure the obligations of the Purchaser hereunder or any part thereof unless any security or collateral is granted to holders of the Purchaser Indebtedness. The Lender further acknowledges and consents that, without notice to or assent by the Lender, and without affecting the rights and benefits of the holders of the Purchaser Indebtedness set forth in this Article
V:

                  (a) The obligations and liabilities of the Purchaser for the Purchaser Indebtedness may, from time to time, be increased, renewed, refinanced, extended, modified, amended, restated, compromised, supplemented, terminated, waived or released;

                  (b) The holders of the Purchaser Indebtedness, and any representative or representatives acting on behalf thereof, may exercise or refrain from exercising any right, remedy or power granted by or in connection with any agreements relating to the Purchaser Indebtedness and the provisions of this Article V; and

                  (c) Any balance or balances of funds with any holder of the Purchaser Indebtedness at any time outstanding to the credit of the Purchaser may, from time to time, in whole or in part, be surrendered or released;

all as the holders of the Purchaser Indebtedness, and any representative or representatives acting on behalf thereof, may deem advisable, and all without impairing, abridging, diminishing, releasing or affecting the limitations provided for herein.

         5.6. MISCELLANEOUS. To the extent permitted by applicable law, the Lender and the Purchaser hereby waive (a) notice of acceptance hereof and reliance hereon by the holders of the Purchaser Indebtedness and (b) all diligence in the collection or protection of or realization upon the Purchaser

Indebtedness. The Lender and the Purchaser hereby expressly acknowledge and agree that (i) the holders of the Purchaser Indebtedness are intended third-party beneficiaries of the provisions of Article V of this Agreement and any provisions specifically made subject thereto and may enforce any and all rights derived herein by suit, either in equity or law, for specific performance of any agreement contained in this Article V or for judgment at law and an other relief whatsoever appropriate to such action or procedure and (ii) the foregoing provisions are, and are intended to be, an inducement and a consideration to each holder of the Purchaser Indebtedness, whether such Purchaser Indebtedness was created or acquired before or after the issuance of this Agreement, and each holder of the Purchaser Indebtedness shall be deemed conclusively to have relied upon such provisions in acquiring and continuing to hold such Purchaser Indebtedness.
                                   Article VI
                                  Miscellaneous
         6.1. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement, and no consent to any departure by the Purchaser here from, shall in any event be effective unless in a writing manually signed by or on behalf of the Lender; provided, however, that no amendment to Article V of this Agreement or any section hereof specifically made subject to Article V shall be made without the prior written consent of the Administrative Agent under the Purchaser Credit Agreement, such consent not to be unreasonably withheld. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
         6.2. NO IMPLIED WAIVER; REMEDIES CUMULATIVE. No delay or failure of the Lender in exercising any right or remedy under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies of the Lender under this Agreement are cumulative and not exclusive of any other rights or remedies available hereunder, under any other agreement, at law, or otherwise.
         6.3. NOTICES. Except to the extent, if any, otherwise expressly provided herein, all notices and other communications (collectively, "notices") under this Agreement shall be in writing (including facsimile transmission) and shall be sent by first-class mail, by nationally-recognized overnight courier, by personal delivery, or by facsimile transmission, in all cases with charges prepaid. All notices shall be sent, if to the Purchaser, to its address specified on the signature page hereof, or if to the Lender, to its address specified in the Loan Agreement, or, in any case, to such other address as shall have been designated by the applicable party by notice to the other party hereto. Any properly given notice shall be effective when received, except that properly given notices to the Purchaser shall be effective at the following time, if earlier: if given by telephone, when telephoned; if by first-class mail, three Business Days after deposit in the mail; if by overnight courier, one Business Day after pickup by such courier; and if by facsimile transmission, upon transmission (receipt confirmed). The Lender may rely on any notice (whether or not made in a manner contemplated by this Agreement) purportedly made by or on behalf of the Purchaser, and the Lender shall have no duty to verify the identity or authority of the Person giving such notice.
         6.4.     EXPENSES.   Subject  to  the  provisions  of  Article  V,  the
Purchaser agrees to pay upon demand all reasonable expenses (including reasonable fees and expenses of counsel) which the Lender may incur from time to time arising from or relating to the administration of, or exercise, enforcement or preservation of rights or remedies under, this Agreement.
         6.5. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous understandings and agreements.
         6.6. SURVIVAL. All representations and warranties of the Purchaser contained in or made in connection with this Agreement shall survive, and shall not be waived by, the execution and delivery of this Agreement, any investigation by or knowledge of the Lender, any extension of credit, or any other event or circumstance whatever.
         6.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute but one and the same agreement.
         6.8. SETOFF. Subject to the provisions of Article V, in the event that any obligation of the Purchaser now or hereafter existing under this Agreement or any other Loan Document shall have become due and payable, the Lender shall have the right from time to time, without notice to the Purchaser, to set off against and apply to such due and payable amount any obligation of any nature of the Lender to the Purchaser, including all deposits (whether time or demand, general or special, provisionally or finally credited, however evidenced) now or hereafter maintained by the Purchaser with the Lender. Subject to the provisions of Article V, to the fullest extent permitted by law, such right shall be absolute and unconditional in all circumstances and, without limitation, shall exist whether such obligation to the Purchaser is absolute or contingent, matured or unmatured (it being agreed that the Lender may deem such obligation to be then due and payable at the time of such setoff), regardless of the offices or branches through which the parties are acting with respect to the offset obligations, regardless of whether the offset obligations are denominated in the same or different currencies, and regardless of the existence or adequacy of any other direct or indirect security or any other right or remedy available to the Lender. Except as set forth in Article V, nothing in this Agreement or any other Loan Document shall be deemed a waiver of or restriction on any right of setoff or banker's lien available to the Lender under this Section 6.8, at law or otherwise.
         6.9. CONSTRUCTION. In this Agreement, unless the context otherwise clearly requires, references to the plural include the singular, the singular the plural, and the part the whole; the neuter case includes the masculine and feminine cases; and "or" is not exclusive. In this Agreement, any references to property (or similar terms) include any interest in such property (or other item referred to); "include," "includes," "including" and similar terms are not limiting; "hereof," "herein," "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision; and "expenses," "costs," "out-of-pocket expenses" and similar terms include the charges of in-house counsel, auditors and other professionals of the relevant Person to the extent that such charges are routinely identified and charged under such Person's cost accounting system. Section and other headings in this Agreement, and any table of contents herein, are for reference purposes only and shall not affect the interpretation of this Agreement in any respect. Section and other references in this Agreement are to this Agreement unless otherwise specified. This Agreement has been fully negotiated between the applicable parties, each party having the benefit of legal counsel, and accordingly neither any doctrine of construction of suretyships in favor of a surety nor any doctrine of construction of ambiguities against the party controlling the drafting shall apply to this Agreement.

         6.10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Purchaser, its successors and assigns, and shall inure to the benefit of and be enforceable by the Lender and its successors and assigns. Without limitation of the foregoing, the Lender (and any successive assignee or transferee) from time to time may assign or otherwise transfer all or any portion of its rights or obligations under the Loan Documents (including all or any portion of any commitment to extend credit), or any Borrower Obligations, including the Note, to any other Person, and such Note and Borrower Obligations (including any Borrower Obligations resulting from extension of credit by such other Person under or in connection with the Loan Documents) shall be and remain the Note and Borrower Obligations entitled to the benefit of this Agreement but shall be expressly subject to the provisions of Article V, and to the extent of its interest in such Note and other Borrower Obligations such other Person shall be vested with all the benefits in respect thereof granted to the Lender in this Agreement or otherwise, but subject to the provisions of Article V.
         6.11.    CERTAIN LEGAL MATTERS.
                  (a) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, exclusive of choice of law principles.
                  (b) SUBMISSION TO JURISDICTION AND VENUE; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL; ETC. To the fullest extent permitted by law, the Purchaser hereby irrevocably and unconditionally:
                  (i) agrees that any action, suit or proceeding by any Person arising from or relating to this Agreement or any other Loan Document or any statement, course of conduct, act, omission or event in connection with any of the foregoing (collectively, "Related Litigation") may be brought in any state or federal court of competent jurisdiction sitting in New York, New York, submits to the jurisdiction of such courts, and agrees not to bring any Related Litigation in any other forum (but nothing herein shall affect the right of the Lender to bring any Related Litigation in any other forum);
                  (ii) acknowledges that such courts will be the most convenient forum for any Related Litigation, waives any objection to the laying of venue of any Related Litigation brought in any such court, waives any claim that any Related Litigation brought in any such court has been brought in an inconvenient forum, and waives any right to object, with respect to any Related Litigation, that such court does not have jurisdiction over it;
                  (iii) consents and agrees to service of any summons, complaint or other legal process in any Related Litigation by registered or certified U.S. mail, postage prepaid, to it at the address for notices described in this Agreement, and consents and agrees that such service shall constitute in every respect valid and effective service (but nothing herein shall affect the validity or effectiveness of process served in any other manner permitted by law); and
                  (iv) waives the right to trial by jury in any Related Litigation.
                  (c) LIMITATION OF LIABILITY. To the fullest extent permitted by law, no claim may be made by the Purchaser against the Lender or any affiliate, director, officer, employee, attorney or agent of the Lender for any special, indirect, consequential or punitive damages in respect of any claim arising from or relating to this Agreement or any other Loan Document or any statement, course of conduct, act, omission or event in connection with any of the foregoing (whether based on breach of contract, tort or any other theory of liability); and the Purchaser hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist.

         IN WITNESS WHEREOF, the Purchaser has executed and delivered this Agreement as of the date first above written.


                                             SUBURBAN PROPANE, L.P.

                                             By
                                               ---------------------------------
                                             Name: Robert M. Plante
                                             Title: Treasurer

                                             Address for Notices:

                                             One Suburban Plaza
                                             240 Route 10 West
                                             Whippany, NJ 07981-0206
                                             Attn.:  Treasurer

                                             Telephone: 973-503-9110
                                             Fax:  973-503-9041

ACCEPTED AND AGREED:

MELLON BANK, N.A.

By
  -----------------------
Name:
     --------------------
Title:
      -------------------
subunpam.bdk

                                    EXHIBIT A

                           Form of Assignment of Note

                               Assignment of Note


         FOR VALUE RECEIVED, Mellon Bank, N.A. ("Assignor") hereby sells, assigns and transfers to Suburban Propane, L.P. ("Assignee"), without recourse, representation or warranty (express or implied) except as set forth in the next sentence hereof, all of Assignor's right, title and interest in and to the promissory note dated May 26, 1999, of Suburban Energy Services Group LLC. Assignor represents to Assignee that Assignor is transferring such promissory note free and clear of any lien, charge or other encumbrance created by Assignor.

                                     Mellon Bank, N.A.
                                     By:
                                        -------------------------------
                                        (Signature)
                                     Name:
                                          -----------------------------
                                     Title:
                                           ----------------------------

Date:
     ---------------------